                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-05770
               ----------------------------------------------------

                              THE CHILE FUND, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
             ------------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)

                                Hal Liebes, Esq.
                              The Chile Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140


Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: December 31, 2003

Date of reporting period: January 1, 2003 to December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

THE CHILE FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2003

[CH LISTED NYSE(R) LOGO]

3911-AR-03

CONTENTS

Letter to Shareholders                                                        1
Portfolio Summary                                                             4
Schedule of Investments                                                       5
Statement of Assets and Liabilities                                           7
Statement of Operations                                                       8
Statement of Changes in Net Assets                                            9
Financial Highlights                                                         10
Notes to Financial Statements                                                12
Report of Independent Auditors                                               17
Results of Annual Meeting of Shareholders                                    18
Tax Information                                                              19
Description of InvestLink(SM) Program                                        20
Information Concerning Directors and Officers                                23

LETTER TO SHAREHOLDERS

                                                               February 12, 2004

DEAR SHAREHOLDER:

For the year ended December 31, 2003, The Chile Fund, Inc. (the "Fund") had an increase in its net asset value ("NAV"), assuming the reinvestment of dividends and distributions, of 78.12%, vs. an increase of 83.30% for the Morgan Stanley Capital International Chile Index.* Based on market price, the Fund had a gain of 100.72% in 2003 for the shares that trade on the New York Stock Exchange, Inc. As a result, the Fund's discount to its NAV fell from 13.59% to 2.62% in the period.

The Fund had a strong return in absolute terms, buoyed by upward momentum in Chile's equity market and by good showings from certain holdings, including the Fund's banking, telecommunications, chemicals and beverage stocks. On the negative side, relatively speaking, stocks that underperformed included the Fund's industrial and metals and mining holdings.

THE MARKET: STRONG PERFORMANCE

In response to several positive internal and external developments, the Chilean equity market performed well during most of 2003. Among the highlights of the year were:

FREE TRADE AGREEMENTS. Chile signed a free trade agreement with the European Union in 2002 and a similar agreement with the United States in June 2003. These two developed markets represent approximately two-thirds of Chile's commercial exchange. As such, the free trade agreements should result in a major increase in exports to these markets (Chile is a net exporter) and drive GDP growth in 2004 and beyond. They could also significantly reduce Chile's country risk.

MACRO- AND MICROECONOMIC IMPROVEMENTS. At the macroeconomic level, the economic recovery continued to gather pace. The Central Bank recently revised its estimates for GDP growth in 2004 up to a range of between 4.5% and 5.5%. The trade surplus is generally expected to grow, despite the strengthening of the Chilean peso, thanks to stronger commodity prices, particularly those of copper and pulp. The government continued to demonstrate its commitment to fiscal responsibility by maintaining a balanced budget. Inflation remained negligible. The local currency was strong. Interest rates remained low and domestic consumption showed signs of picking up. At the microeconomic level, the news appeared even better, as corporations reported fourth quarter sales growth of 10%; operating income grew 20%, and net earnings also grew by 20%.

BRAZIL AND ARGENTINA. The regional backdrop was also supportive, with a more stable economic environment in neighboring Brazil and Argentina, both countries in which several Chilean companies have significant investments. Brazil, for example, was able to pass important reforms, including politically sensitive pension reform. Local interest rates there also declined significantly in 2003 and could fall further. This, in turn, generated substantial interest in that country's equities. There is still much uncertainty surrounding the future of Argentina; however, it appeared by year's end that the government might be able to reach an agreement with the IMF for much needed new loans.

IMPROVING GLOBAL ECONOMY. Throughout most of the year, the global economy picked up steam, supporting commodity prices and encouraging previously risk-averse investors to return to the emerging markets in search of higher returns than were available in the developed markets. This trend benefited several emerging markets, including Chile's.

OUTLOOK: COUNTING ON CONSUMPTION

The major issue confronting Chile in 2004 is how the marked appreciation of the local currency will affect corporate performance, specifically which companies stand to prosper the most from a stronger currency and which will not.

On one hand, many exporters would be hindered by a stronger peso, due to negative translation effects from a weaker dollar. However, because most exporters have seen their prices rise in line with increasing demand, this may partially or wholly offset the currency effect, helping companies to avoid an earnings shortfall. Even so, the uncertain environment for exporters leads us to assume a cautious position vis-a-vis the export sectors.

We continue to like the electricity sector, especially power-generating companies. In our view, current installed capacity is insufficient to satisfy future demand, especially if, as anticipated, Chilean GDP grows by 5% in each of the next two years. If new plants have to be built to satisfy this demand, electricity prices will probably have to increase, and generators will likely be the main beneficiaries.

We are also optimistic on the beverages and the banking sectors. Both could benefit from domestic consumption growth. We are underweight the telecom sector. Telecom companies are facing a tariff setting process that will likely result in some loss of margins for both fixed line providers and mobile providers.

In the retail arena, we are underweight in department stores and supermarkets. Even though these types of companies could do well if consumption rises, we believe that current valuations are stretched. During 2004, we believe there likely will be several IPOs from retail companies.

Respectfully,


/s/ Matthew J.K. Hickman

Matthew J.K. Hickman
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN CHILE, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Matthew J.K. Hickman, who is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since February 2004. He is a portfolio manager specializing in emerging equity markets. Mr. Hickman joined CSAM in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel; an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear, Stearns & Co Inc. and James Capel; and an equity analyst and member of the management team for the Five Arrows Chile Fund at Rothschild Asset Management. Mr. Hickman holds a B.A. in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French, and is a candidate for Level II of the Chartered Financial Analyst Examination in 2004. He is also the Co-Chief Investment Officer of The Latin America Equity Fund, Inc.

THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2003 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                            DECEMBER 31, 2003    DECEMBER 31, 2002
Banking                                           9.52%                8.31%
Chemicals-Diversified                             3.22%                4.00%
Diversified Operations                           18.09%               17.07%
Electric-Integrated                              18.30%               11.97%
Food & Beverages                                  8.88%               10.66%
Infrastructure                                    2.38%                4.10%
Paper & Related Products                         10.89%                9.10%
Retail-Major Department Stores                    3.89%                4.90%
Shipping                                          4.81%                0.00%
Telephone-Integrated                             14.91%               17.28%
Water                                             1.00%                4.55%
Other                                             4.31%                8.06%

TOP 10 HOLDINGS, BY ISSUER

                                                                                        PERCENT OF
    HOLDING                                                     SECTOR                  NET ASSETS
------------------------------------------------------------------------------------------------------
 1. Empresas Copec S.A.                                  Diversified Operations           18.1

 2. Compania de Telecomunicaciones de Chile S.A.          Telephone-Integrated            10.9

 3. Empresas CMPC S.A.                                  Paper & Related Products          10.9

 4. Enersis S.A.                                           Electric-Integrated             9.7

 5. Empresa Nacional de Electricidad S.A.                  Electric-Integrated             5.0

 6. Compania SudAmericana de Vapores S.A.                       Shipping                   4.8

 7. Banco de Chile                                               Banking                   4.0

 8. Empresa Nacional de Telecomunicaciones S.A.           Telephone-Integrated             4.0

 9. S.A.C.I. Falabella, S.A.                         Retail-Major Department Stores        3.9

10. Colbun S.A.                                            Electric-Integrated             3.6

THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003

                                                                    NO. OF
DESCRIPTION                                                         SHARES          VALUE
----------------------------------------------------------------------------------------------
EQUITY SECURITIES-102.58%
AIRLINES-0.27%
Lan Chile S.A.                                                        110,000  $       389,841
                                                                               ---------------
BANKING-9.52%
Banco de Chile                                                    126,356,631        5,906,807
Banco Santander Chile S.A.                                        200,441,545        4,613,995
Banco Santander Chile S.A., ADR.                                        7,200          171,216
Corpbanca S.A.+                                                   629,258,439        3,292,045
                                                                               ---------------
                                                                                    13,984,063
                                                                               ---------------
CERAMIC PRODUCTS-0.51%
Ceramicas Cordillera S.A.                                              67,165          748,104
                                                                               ---------------
CHEMICALS-DIVERSIFIED-3.02%
Sociedad Quimica y Minera de
Chile S.A., Class B                                                 1,058,208        4,428,740
                                                                               ---------------
CONTAINERS-METAL/GLASS-1.37%
Cristalerias de Chile S.A.                                            209,019        2,010,646
                                                                               ---------------
DIVERSIFIED OPERATIONS-18.09%
Empresas Copec S.A.                                                 3,686,848       26,567,954
                                                                               ---------------
ELECTRIC-INTEGRATED-18.30%
Colbun S.A.                                                        38,926,510        5,321,150
Empresa Nacional de
  Electricidad S.A.+                                               18,700,000        7,353,135
Enersis S.A.+                                                      97,800,180       14,194,271
                                                                               ---------------
                                                                                    26,868,556
                                                                               ---------------
ENGINEERING & CONSTRUCTION-0.03%
MASISA S.A.                                                            99,913           40,805
                                                                               ---------------
FOOD & BEVERAGES-8.88%
Coca-Cola Embonor S.A.,
  Class A+                                                          3,168,592        1,577,478
Compania Cervecerias
  Unidas S.A.                                                         555,500        2,470,243
Embotelladora Andina S.A., PNA                                      1,506,855        2,644,721
Embotelladora Andina S.A., PNB                                      1,245,273        2,228,062
Vina Concha y Toro S.A.                                             4,400,499        3,787,452
Vina San Pedro S.A.                                                35,937,169          330,533
                                                                               ---------------
                                                                                    13,038,489
                                                                               ---------------
FOOD-RETAIL-1.89%
Distribucion y Servicio
  D&S S.A.                                                          1,313,745  $     1,840,196
Distribucion y Servicio
  D&S S.A., ADR                                                        45,100          931,766
                                                                               ---------------
                                                                                     2,771,962
                                                                               ---------------
INFRASTRUCTURE-2.38%
Infraestructura 2000*+                                             19,568,922        3,489,687
                                                                               ---------------
MINING-1.40%
Antofagasta plc                                                       109,500        2,059,939
                                                                               ---------------
PAPER & RELATED PRODUCTS-10.89%
Empresas CMPC S.A.                                                    799,873       15,996,110
                                                                               ---------------
PHARMACEUTICALS-0.32%
Farmacias Ahumada S.A.+                                               155,290          476,969
                                                                               ---------------
RETAIL-DIVERSIFIED-0.57%
Comercial Siglo XXI S.A.+                                             738,798          832,870
                                                                               ---------------
RETAIL-MAJOR DEPARTMENT STORES-3.89%
S.A.C.I. Falabella, S.A.                                            3,227,838        5,708,842
                                                                               ---------------
SHIPPING-4.81%
Compania SudAmericana de
  Vapores S.A.                                                      5,440,000        7,069,108
                                                                               ---------------
TELEPHONE-INTEGRATED-14.91%
Compania de Telecomunicaciones
  de Chile S.A., Class A                                            4,224,893       16,042,544
Empresa Nacional de
  Telecomunicaciones S.A.                                             949,250        5,847,207
                                                                               ---------------
                                                                                    21,889,751
                                                                               ---------------
TEXTILES-0.03%
Zalaquett S.A.                                                      1,496,767           50,519
                                                                               ---------------
UTILITIES-0.50%
Compania de Consumidores
  de Gas de Santiago S.A.                                             120,000          729,052
                                                                               ---------------

See accompanying notes to financial statements.

                                                                    NO. OF
DESCRIPTION                                                         SHARES          VALUE
----------------------------------------------------------------------------------------------
WATER-1.00%
Aguas Andina S.A., Class A                                          4,841,620  $     1,474,833
                                                                               ---------------

TOTAL EQUITY SECURITIES
  (Cost $86,811,872)                                                               150,626,840
                                                                               ---------------
SHORT-TERM INVESTMENT-0.33%

CHILEAN MUTUAL FUND-0.33%
Security Check Fund
  (Cost $472,753)                                                     102,544          481,590
                                                                               ---------------
TOTAL INVESTMENTS-102.91%
  (Cost $87,284,625) (Notes A, D, F)                                               151,108,430
                                                                               ---------------
LIABILITIES IN EXCESS OF CASH AND

  OTHER ASSETS-(2.91)%                                                              (4,268,979)
                                                                               ---------------
NET ASSETS-100.00%                                                             $   146,839,451
                                                                               ===============

+     Security is non-income producing.
* Not readily marketable security; security is valued at fair value as determined in good faith under procedures established by the Board of Directors. (See Note A.)
ADR   American Depositary Receipts.
PNA   Preferred Shares, Class A.
PNB   Preferred Shares, Class B.

                                 See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2003

ASSETS
Investments, at value (Cost $87,284,625) (Notes A, D, F)                          $   151,108,430
Receivables:
    Investments sold                                                                      281,800
    Dividends                                                                              56,901
Prepaid expenses                                                                           17,013
                                                                                  ---------------
Total Assets                                                                          151,464,144
                                                                                  ---------------
LIABILITIES
Due to custodian                                                                           18,631
Payables:
    Distributions (Note A)                                                              3,853,172
    Investment advisory fees (Note B)                                                     382,673
    Administration fees (Note B)                                                           42,135
    Directors' fees                                                                           683
    Other accrued expenses                                                                142,455
    Chilean repatriation taxes (Note A)                                                   184,944
                                                                                  ---------------
Total Liabilities                                                                       4,624,693
                                                                                  ---------------
NET ASSETS (applicable to 10,139,926 shares of common stock
  outstanding) (Note C)                                                           $   146,839,451
                                                                                  ===============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 10,139,926 shares issued and outstanding
  (100,000,000 shares authorized)                                                 $        10,140
Paid-in capital                                                                        81,037,892
Undistributed net investment income                                                       629,107
Accumulated net realized gain on investments and foreign currency
  related transactions                                                                  1,363,100
Net unrealized appreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currencies                    63,799,212
                                                                                  ---------------
Net assets applicable to shares outstanding                                       $   146,839,451
                                                                                  ===============
NET ASSET VALUE PER SHARE ($146,839,451 DIVIDED BY 10,139,926)                    $         14.48
                                                                                  ===============
MARKET PRICE PER SHARE                                                            $         14.10
                                                                                  ===============

See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Income (Note A):
  Dividends                                                                       $     2,659,851
  Interest                                                                                    216
  Less: Foreign taxes withheld                                                               (989)
                                                                                  ---------------
  Total Investment Income                                                               2,659,078
                                                                                  ---------------
Expenses:
  Investment advisory fees (Note B)                                                     1,152,571
  Custodian fees                                                                          241,831
  Administration fees (Note B)                                                            166,564
  Legal fees                                                                              104,639
  Audit fees                                                                               70,580
  Accounting fees                                                                          41,870
  Printing (Note B)                                                                        38,427
  Directors' fees                                                                          34,376
  NYSE listing fees                                                                        33,251
  Transfer agent fees                                                                      26,992
  Insurance                                                                                13,442
  Miscellaneous                                                                             9,162
                                                                                  ---------------
  Total Expenses                                                                        1,933,705
                                                                                  ---------------
  Net Investment Income                                                                   725,373
                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
  Investments                                                                           8,968,745
  Foreign currency related transactions                                                    28,739
Net change in unrealized appreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currencies                    56,597,737
                                                                                  ---------------
Net realized and unrealized gain on investments and foreign currency
  related transactions                                                                 65,595,221
                                                                                  ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $    66,320,594
                                                                                  ===============

See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                               ---------------------------------
                                                                                     2003             2002
                                                                               ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                        $       725,373   $     1,220,980
  Net realized gain/(loss) on investments and foreign currency related
    transactions                                                                     8,997,484        (1,660,080)
  Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in
    foreign currencies                                                              56,597,737       (17,368,255)
                                                                               ---------------   ---------------
      Net increase/(decrease) in net assets resulting from operations               66,320,594       (17,807,355)
                                                                               ---------------   ---------------
Dividends and distributions to shareholders:
    Net investment income                                                             (811,194)         (912,593)
    Net realized gain on investments                                                (3,751,773)               --
                                                                               ---------------   ---------------
      Total dividends and distributions to shareholders                             (4,562,967)         (912,593)
                                                                               ---------------   ---------------
Capital share transactions:
  Cost of 3,379,976 shares purchased under tender offer (Note G)                            --       (30,487,384)
                                                                               ---------------   ---------------
      Total increase/(decrease) in net assets                                       61,757,627       (49,207,332)
                                                                               ---------------   ---------------
NET ASSETS
Beginning of year                                                                   85,081,824       134,289,156
                                                                               ---------------   ---------------
End of year*                                                                   $   146,839,451   $    85,081,824
                                                                               ===============   ===============

----------
* Includes undistributed net investment income of $629,107 and $686,054, respectively.

See accompanying notes to financial statements.

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS@

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                        -------------------------------------------
                                                                           2003          2002              2001
                                                                        ----------    -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                      $     8.39    $      9.93       $     11.43
                                                                        ----------    -----------       -----------
Net investment income/(loss)                                                  0.07           0.09*             0.21
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                   6.47          (1.70)            (0.70)
                                                                        ----------    -----------       -----------
Net increase/(decrease) in net assets resulting from operations               6.54          (1.61)            (0.49)
                                                                        ----------    -----------       -----------
Dividends and distributions to shareholders:
  Net investment income                                                      (0.08)         (0.09)            (0.15)
  Net realized gain on investments and
    foreign currency related transactions                                    (0.37)            --             (0.86)
  In excess of net investment income                                            --             --                --
                                                                        ----------    -----------       -----------
Total dividends and distributions to shareholders                            (0.45)         (0.09)            (1.01)
                                                                        ----------    -----------       -----------
Anti-dilutive impact due to capital shares tendered or repurchased              --           0.16                --
                                                                        ----------    -----------       -----------
Net asset value, end of year                                            $    14.48    $      8.39       $      9.93
                                                                        ==========    ===========       ===========
Market value, end of year                                               $    14.10    $      7.25       $      8.43
                                                                        ==========    ===========       ===========
Total investment return (a)                                                 100.72%        (12.93)%           13.18%
                                                                        ==========    ===========       ===========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                                   $  146,839    $    85,082       $   134,289
Ratio of expenses to average net assets (b)                                   1.74%          1.11%             2.71%
Ratio of expenses to average net assets, excluding taxes                      1.74%          2.01%             1.54%
Ratio of net investment income/(loss) to average net assets                   0.65%          1.28%(c)          1.91%
Portfolio turnover rate                                                      31.94%         31.94%            29.81%

@ Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
* Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.
+     Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b)   Ratios include the effect of Chilean repatriation taxes.
(c) Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 0.18%.

                                 See accompanying notes to financial statements.

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                        -------------------------------------------
                                                                           2000           1999              1998
                                                                        ----------    -----------       -----------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                      $    15.22    $     12.59       $     21.61
                                                                        ----------    -----------       -----------

Net investment income/(loss)                                                 (0.06)+         0.09              0.38
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                  (3.36)          3.19             (6.88)++
                                                                        ----------    -----------       -----------
Net increase/(decrease) in net assets resulting from operations              (3.42)          3.28             (6.50)
                                                                        ----------    -----------       -----------
Dividends and distributions to shareholders:
  Net investment income                                                      (0.01)         (0.07)            (0.32)
  Net realized gain on investments and
    foreign currency related transactions                                    (0.58)         (0.58)            (2.20)
  In excess of net investment income                                            --             --                --
                                                                        ----------    -----------       -----------
Total dividends and distributions to shareholders                            (0.59)         (0.65)            (2.52)
                                                                        ----------    -----------       -----------
Anti-dilutive impact due to capital shares tendered or repurchased            0.22             --                --
                                                                        ----------    -----------       -----------
Net asset value, end of year                                            $    11.43    $     15.22       $     12.59
                                                                        ==========    ===========       ===========
Market value, end of year                                               $    8.438    $    11.250       $     9.063
                                                                        ==========    ===========       ===========
Total investment return (a)                                                 (20.04)%        31.45%           (33.00)%
                                                                        ==========    ===========       ===========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                                   $  154,473    $   218,027       $   180,357
Ratio of expenses to average net assets (b)                                   2.98%          2.16%               --
Ratio of expenses to average net assets, excluding taxes                      1.73%          1.64%             1.62%
Ratio of net investment income/(loss) to average net assets                  (0.45)%         0.61%             2.29%
Portfolio turnover rate                                                      24.25%         12.01%             5.39%

                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------------------------
                                                                           1997           1996             1995           1994
                                                                        ----------    -----------       -----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                      $    22.59    $     26.45       $     26.26    $     20.13
                                                                        ----------    -----------       -----------    -----------
Net investment income/(loss)                                                  0.10           0.47              0.65           0.42+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                   2.32          (3.44)             0.41++         6.24
                                                                        ----------    -----------       -----------    -----------
Net increase/(decrease) in net assets resulting from operations               2.42          (2.97)             1.06           6.66
                                                                        ----------    -----------       -----------    -----------
Dividends and distributions to shareholders:
  Net investment income                                                         --          (0.47)            (0.65)         (0.47)
  Net realized gain on investments and
    foreign currency related transactions                                    (3.40)         (0.26)            (0.22)         (0.06)
  In excess of net investment income                                            --          (0.16)               --             --
                                                                        ----------    -----------       -----------    -----------
Total dividends and distributions to shareholders                            (3.40)         (0.89)            (0.87)         (0.53)
                                                                        ----------    -----------       -----------    -----------
Anti-dilutive impact due to capital shares tendered or repurchased              --             --                --             --
                                                                        ----------    -----------       -----------    -----------
Net asset value, end of year                                            $    21.61    $     22.59       $     26.45    $     26.26
                                                                        ==========    ===========       ===========    ===========
Market value, end of year                                               $   17.813    $    20.875       $    26.000    $    23.063
                                                                        ==========    ===========       ===========    ===========
Total investment return (a)                                                   3.56%        (16.43)%           16.66%          6.05%
                                                                        ==========    ===========       ===========    ===========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                                   $  303,944    $   317,012       $   370,275    $   367,047
Ratio of expenses to average net assets (b)                                   3.34%          1.96%               --             --
Ratio of expenses to average net assets, excluding taxes                      1.50%          1.48%             1.46%          1.39%
Ratio of net investment income/(loss) to average net assets                   0.38%          1.79%             2.39%          1.74%
Portfolio turnover rate                                                      35.59%          4.82%             2.38%          0.86%

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities primary market are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors. At December 31, 2003, the Fund held 2.38% of its net assets in a security valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $4,392,311 and fair value of $3,489,687. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although this security may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying value, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

The Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 12, 2003, a distribution in the aggregate amount of $3,853,172, equal to $0.01 per share from net investment income and $0.37 per share from net realized long-term capital gains was declared. This distribution was payable on January 9, 2004 to shareholders of record as of December 23, 2003.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on any such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the year ended December 31, 2003, CSAM earned $1,152,571 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2003, CSAM was reimbursed $16,729 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's Chilean sub-adviser. Celfin receives as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to CSAM, calculated weekly and paid quarterly, equal to 0.15% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 0.10% of the next $50 million and 0.05% of amounts in excess of $100 million. For the year ended December 31, 2003, these sub-advisory fees amounted to $117,054. Effective January 1, 2004, Celfin's sub-advisory fee, which is paid out of the advisory fee payable to CSAM, will be calculated weekly and paid quarterly, equal to

0.20% of the Fund's average weekly market value or net assets (whichever is lower).

For the year ended December 31, 2003, Celfin earned approximately $96,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million and 0.04% of amounts in excess of $150 million. For the year ended December 31, 2003, BSFM earned $86,062 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to CSAM, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, an annual reimbursement of out-of-pocket expenses and an accounting fee. For the year ended December 31, 2003, the administration fees, supplemental administration fees and accounting fees amounted to $49,307, $63,773 and $5,090, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2003, Merrill was paid $16,828 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,139,926 shares outstanding at December 31, 2003, CSAM owned 14,615 shares.

NOTE D. INVESTMENT IN SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term investments, were $35,634,500 and $36,315,795, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the year ended December 31, 2003, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax character of dividends and distributions paid during the years ended December 31, for the Fund were as follows:

   ORDINARY INCOME
-----------------------
  2003          2002
---------    ----------
$ 811,194    $ 912,593

 LONG-TERM CAPITAL GAINS
-------------------------
    2003           2002
------------     --------
 $ 3,751,773        -

At December 31, 2003, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income           $       629,107
Accumulated net realized gain                 2,904,897
Unrealized appreciation                      62,257,415
                                        ---------------
Total distributable earnings            $    65,791,419
                                        ===============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2003, the Fund did not incur Post-October losses.

At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $88,826,422, $64,898,568, $(2,616,560) and $62,282,008, respectively.

At December 31, 2003, the Fund reclassified from accumulated net realized gain on investments and foreign currency related transactions of $28,739 to undistributed net investment income. In addition, the Fund reclassified $135 of non-deductible expenses from undistributed net investment income to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE G. SELF-TENDER OFFER

On November 27, 2001, the Fund's Board of Directors approved a tender offer to acquire up to 25% of the outstanding shares of the Fund's common stock at a per share cash purchase price equal to 95% of the Fund's net asset value as of the expiration date of the tender offer period. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. On January 4, 2002, the Fund commenced a tender offer to acquire up to 25% of its outstanding shares of common stock at a per share cash purchase price equal to 95% of net asset value per share as of February 4, 2002, the day the offer expired. Upon expiration of the offer, the Fund accepted for payment 3,379,976 shares of common stock of the Fund at a price of $9.02 per share.

NOTE H. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of The Chile Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Chile Fund, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 17, 2004

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On September 26, 2003, the Annual Meeting of Shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1)  To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                      FOR       WITHHELD
----------------                                                   ---------    --------
Enrique R. Arzac                                                   6,314,602     163,084
Joseph D. Gallagher                                                6,270,479     207,207
Steven N. Rappaport                                                6,307,074     170,612

In addition to the directors re-elected at the meeting, James J. Cattano, George W. Landau and William W. Priest, Jr. continued as directors of the Fund.

Effective May 21, 2003, Joseph D. Gallagher was appointed as Chairman of the Board of Directors, Chief Executive Officer and President. Laurence R. Smith who previously held these positions has resigned effective May 21, 2003.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2003) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $0.45 per share distribution paid in respect of such year, $0.08 per share was derived from net investment income and $0.37 per share was derived from net realized long-term capital gains.

Of the $0.08 per share ordinary income dividend, $0.006 per share represents qualifying dividend income, which is subject to a maximum tax rate of 15%. Please note that to utilize the lower tax rate for qualifying dividend income, shareholders must have held their shares in the Fund for 60 days or more.

Of the $0.37 per share of long-term capital gain distribution, $0.05 per share was derived from pre-May 6, 2003 gains and $0.32 per share was derived from post May 5, 2003 gains. The entire amount of the pre-May 6, 2003 long-term capital gain distribution is from qualified 5-year gains.

There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form1099-DIV to determine the amount includable on their respective tax returns for 2003.

Notification for calendar year 2003 was mailed in January 2004. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Chile Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI
02940-3010.

InvestLink is a service mark of EquiServe, L.P.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                 TERM                                         NUMBER OF
                                              OF OFFICE                                    PORTFOLIOS IN
                                                 AND                                           FUND
                              POSITION(S)       LENGTH            PRINCIPAL                   COMPLEX               OTHER
  NAME, ADDRESS AND            HELD WITH       OF TIME       OCCUPATION(S) DURING            OVERSEEN BY         DIRECTORSHIPS
    DATE OF BIRTH                FUND           SERVED           PAST FIVE YEARS               DIRECTOR        HELD BY DIRECTOR
---------------------         -----------     ---------      --------------------          -------------    -----------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac            Lead Director;    Since 1996;    Professor of Finance and            8          Director of The
c/o Credit Suisse Asset     Nominating        current term   Economics, Graduate                            Adams Express
Management, LLC             Committee         ends at the    School of Business,                            Company (a closed-
Attn: General Counsel       Chairman and      2006 annual    Columbia University                            end investment
466 Lexington Avenue        Audit Committee   meeting        since 1971                                     company); Director
New York, New York          Member                                                                          of Petroleum and
10017-3140                                                                                                  Resources Corpora-
                                                                                                            tion (a closed-end
                                                                                                            investment company)

Date of Birth: 10/02/41

James J. Cattano            Director;         Since 1989;    President, Primary Resources,       4          None
c/o Primary Resources,Inc.  Nominating        current term   Inc. (an international
55 Old Field Point Road     Committee         ends at the    trading and manufacturing
Greenwich, Connecticut      Member and        2005 annual    company specializing in the
06830                       Audit Committee   meeting        sale of agricultural com-
                            Chairman                         modities throughout Latin
Date of Birth: 06/24/43                                      American markets) since
                                                             October 1996

George W. Landau            Director and      Since 1989;    Senior Advisor, Latin               5          Director of GAM
c/o Credit Suisse Asset     Audit Committee   current term   America, The Coca-Cola                         Funds, Inc.
Management, LLC             Member            ends at the    Company since 1987;
Attn:General Counsel                          2004 annual    Advisor of Guardian Indus-
466 Lexington Avenue                          meeting        tries(a glass manufacturer)
New York, New York                                           since 1992
10017-3140

Date of Birth: 03/04/20

Steven N. Rappaport         Director;Nomi-    Since 2003;    Partner of Lehigh Court, LLC       44          Director of
Lehigh Court, LLC           nating and Audit  current term   and RZ Capital (private invest-                Presstek, Inc.(a
40 East 52nd Street         Committee         ends at the    ment firms) since July 2002;                   digital imaging
New York, New York          Member            2006 annual    Consultant to SunGard Se-                      technologies com-
10022                                         meeting        curities Finance, Inc. from                    pany);Director of
                                                             February 2002 to July 2002;                    Wood Resources,
Date of Birth: 07/10/48                                      President of SunGard Secu-                     LLC (a plywood
                                                             rities Finance, Inc. from                      manufacturing
                                                             2001 to February 2002;                         company)
                                                             President of Loanet, Inc.
                                                             (anon-line accounting serv-
                                                             ice) from 1997 to 2001

INTERESTED DIRECTORS

William W. Priest, Jr.*     Director          Since 1997;    Co-Managing Partner,               49          Director of Globe
Steinberg Priest & Sloane                     current term   Steinberg Priest & Sloane                      Wireless, L.L.C. (a
Capital Management, LLC                       ends at the    Capital Management, LLC                        maritime commu-
12 East 49th Street                           2004 annual    since March 2001; Chairman                     nications company);
12th Floor                                    meeting        and Managing Director of                       Director of InfraRed
New York, New York                                           CSAM from 2000 to                              X (a medical device
10017                                                        February 2001, Chief                           company)
                                                             Executive Officer and Man-
Date of Birth: 09/24/41                                      aging Director of CSAM
                                                             from 1990 to 2000

                                                 TERM                                         NUMBER OF
                                              OF OFFICE                                    PORTFOLIOS IN
                                                 AND                                           FUND
                              POSITION(S)       LENGTH            PRINCIPAL                   COMPLEX               OTHER
  NAME, ADDRESS AND            HELD WITH       OF TIME       OCCUPATION(S) DURING            OVERSEEN BY         DIRECTORSHIPS
    DATE OF BIRTH                FUND           SERVED           PAST FIVE YEARS               DIRECTOR        HELD BY DIRECTOR
---------------------         -----------     ---------      --------------------          -------------    -----------------------
INTERESTED DIRECTORS--(CONCLUDED)

Joseph D. Gallagher*/**     Chairman of the   Since 2003;    Managing Director, Chief           45          None
c/o Credit Suisse Asset     Board of Direc-   current term   Executive Officer of CSAM
Management, LLC             tors, Chief       ends at the    and Global Chief Operating
466 Lexington Avenue        Executive         2006 annual    Officer of Credit Suisse As-
New York, New York          Officer and       meeting        set Management since
10017-3140                  President                        2003; Global Chief Finan-
                                                             cial Officer, Credit Suisse
Date of Birth: 12/14/62                                      Asset Management from
                                                             1999 to 2003; Chief Execu-
                                                             tive Officer and Director of
                                                             Credit Suisse Asset Man-
                                                             agement Limited, London,
                                                             England, from June 2000 to
                                                             2003; Director of Credit
                                                             Suisse Asset Management
                                                             Funds (UK) Limited, Lon-
                                                             don, England, from June
                                                             2000 to 2003; Managing Di-
                                                             rector, Head-Asian Corpo-
                                                             rate Finance and M&A,
                                                             Credit Suisse First Boston,
                                                             Hong Kong, China, from
                                                             January 1998 to May 1999;
                                                             Officer of other Credit
                                                             Suisse Funds

                            POSITION(S)       LENGTH
NAME, ADDRESS AND           HELD WITH        OF TIME
  DATE OF BIRTH                FUND           SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------        -----------      --------    -------------------------------------------------------------------------
OFFICERS

Matthew J.K.Hickman***      Chief            Since 2004  Vice President of CSAM since December 2003; Financial Advisor with
c/o Credit Suisse Asset     Investment                   Global Advisors from July 2003 to November 2003; General Manager of
Management, LLC             Officer                      Compass Group Investment Advisors S.A. from February 2002 to July
466 Lexington Avenue                                     2003; Financial Advisor with Credit Suisse First Boston from
New York, New York                                       August 2000 to February 2002; Director of ABN AMRO from September 1998 to
10017-3140                                               August 2000; Officer of other Credit Suisse Funds

Date of Birth: 01/21/64

Emily Alejos                Investment       Since 1999  Director of CSAM since January 1999; Vice President of CSAM from 1997
c/o Credit Suisse Asset     Officer                      to January 1999; Associated with CSAM since 1997; Officer of other
Management, LLC                                          Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 10/27/63

                            POSITION(S)       LENGTH
NAME, ADDRESS AND           HELD WITH        OF TIME
  DATE OF BIRTH                FUND           SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------        -----------      --------    -------------------------------------------------------------------------
OFFICERS--(CONCLUDED)

Hal Liebes                  Senior Vice      Since 1997  Managing Director and Global General Counsel of CSAM; Associated
c/o Credit Suisse Asset     President                    with CSAM since 1997; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

Michael A. Pignataro        Chief Financial  Since 1993  Director and Director of Fund Administration of CSAM; Associated with
c/o Credit Suisse Asset     Officer and                  CSAM since 1984; Officer of other Credit Suisse Funds
Management, LLC             Secretary
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Rocco A. Del Guercio        Vice President   Since 1997  Vice President of CSAM; Associated with CSAM since 1996; Officer of
c/o Credit Suisse Asset                                  other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Robert M. Rizza             Treasurer        Since 1999  Assistant Vice President of CSAM since January 2001; Associated with
c/o Credit Suisse Asset                                  CSAM since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended. Mr. Gallagher is an interested person of the Fund by virtue of his current positions as director and/or officer of CSAM. Mr. Priest is an interested person of the Fund because up to December 31, 2002 he was retained by CSAM to provide consulting services.

** Effective May 21, 2003, Joseph D. Gallagher was appointed as Chairman of the Board of Directors, Chief Executive Officer and President.
      Laurence R. Smith who previously held these positions has resigned effective May 21, 2003.

*** Effective February 12, 2004, Matthew J.K. Hickman was appointed as Chief Investment Officer. Yaroslaw Aranowicz who previously held the position has resigned from CSAM.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

                       This page left intentionally blank.

                       This page left intentionally blank.

SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of December 31, 2003, CSAM managed over $51 billion in the U.S. and, together with its global affiliates, managed assets of over $317 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily), THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange, Inc. trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit  Suisse High Yield Bond Fund  (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac             Lead Director

James J. Cattano             Director

George W. Landau             Director

William W. Priest, Jr.       Director

Steven N. Rappaport          Director

Joseph D. Gallagher          Chairman of the Board of Directors, Chief Executive
                             Officer and President

Matthew J.K. Hickman         Chief Investment Officer

Emily Alejos                 Investment Officer

Hal Liebes                   Senior Vice President

Michael A. Pignataro         Chief Financial Officer and Secretary

Rocco A. Del Guercio         Vice President

Robert M. Rizza              Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[CH LISTED NYSE(R) LOGO]

                                                                      3911-AR-03

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 11(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2003. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. The audit committee financial experts are "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) through (d). The information in the table below is provided for services rendered to the registrant by its principal accountant, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended December 31, 2002 and December 31, 2003.

                                       2002             2003
----------------------------------------------------------------
Audit Fees                             $ 48,300         $ 56,022
Audit-Related Fees(1)                        --            3,000
Tax Fees(2)                               8,600            7,482
All Other Fees                               --               --
Total                                  $ 56,900         $ 66,504

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements.

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended December 31, 2002 and December 31, 2003.

                                         2002           2003
------------------------------------------------------------
Audit-Related Fees                       N/A            N/A


Tax Fees                                 N/A            N/A
All Other Fees                           N/A            N/A
Total                                    N/A            N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                         2002           2003
------------------------------------------------------------
Audit-Related Fees                       N/A            N/A
Tax Fees                                 N/A            N/A
All Other Fees                           N/A            N/A
Total                                    N/A            N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended December 31, 2002 and December 31, 2003:

                                         2002           2003
------------------------------------------------------------
Audit-Related Fees                       N/A            N/A
Tax Fees                                 N/A            N/A
All Other Fees                           N/A            N/A
Total                                    N/A            N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended December 31, 2002 and December 31, 2003 were $8,600 and $10,482, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James J. Cattano, George W. Landau and Steven N. Rappaport.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

          Introduction

          Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

          The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

          Policy

          The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

          Proxy Voting Committee

          The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

          For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

          CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of

ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

          Conflicts

          CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

          Consent

          In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

          Recordkeeping

          CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

          These records include the following:

          a copy of the Policy;

          a copy of each proxy statement received on behalf of CSAM clients;

          a record of each vote cast on behalf of CSAM clients;

          a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

          a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

          CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

          Disclosure

          CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

          ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

          Procedures

          The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

          PROXY VOTING POLICY

          Operational Items

          Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

          Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

          Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

          Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

          Board of Directors

          Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

          Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

          Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

          Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause.

Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

          Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

          Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

          Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

          Proxy Contests

          Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

          Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

          Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

          Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

          Antitakeover Defenses and Voting Related Issues

          Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

          Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

          Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

          Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

          Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

          Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

          Merger and Corporate Restructuring

          Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

          Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

          Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

          Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital;
(4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

          Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

          Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

          Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

          Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

          Capital Structure

          Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

          Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

          Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

          Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

          Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

          Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

          Executive and Director Compensation

          Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

          Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

          Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

          Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

          Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

          Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

          401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

          Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

          Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

          Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

          Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

                                                           January 13, 2004

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Form N-CSR disclosure requirement not yet applicable to the registrant.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)   The registrant's code of ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)   Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE CHILE FUND, INC.


          /s/ Joseph D. Gallagher
          -----------------------
          Name: Joseph D. Gallagher
          Title:  Chief Executive Officer
          Date: March 5, 2004

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Joseph D. Gallagher
          -----------------------
          Name: Joseph D. Gallagher
          Title:  Chief Executive Officer
          Date:  March 5, 2004


          /s/ Michael A. Pignataro
          -----------------------
          Name: Michael A. Pignataro
          Title:  Chief Financial Officer
          Date:  March 5, 2004